REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of o, 1999 (this "Agreement") by and between Miravant Medical Technologies, a Delaware corporation (the "Company"), and Pharmacia & Upjohn, Inc., a Delaware Corporation (collectively with its Affiliates, the "Purchaser").


                              W I T N E S S E T H:

     WHEREAS, in connection with the Equity Investment Agreement, of even date herewith, between the Company and the Purchaser (the "Equity Investment Agreement") and the Warrant Agreement, of even date herewith, between the Company and the Purchaser (the "Warrant Agreement" and, together with the Equity Investment Agreement, the "Purchase Agreements"), the Company has agreed, upon the terms and subject to the conditions of said Purchase Agreements, to issue and sell to the Purchaser shares of common stock of the Company, par value $.01 per share (the "Common Stock") and warrants to purchase Common Stock, the shares of Common Stock and the shares of Common Stock issuable upon exercise of the Warrants being collectively referred to herein as the "Securities"; and

     WHEREAS, to induce the Purchaser to execute and deliver the Purchase Agreements, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Securities.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Section I.1. Definitions. Capitalized terms used herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.

     "Commission" means the Securities and Exchange Commission.

     "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Qualified  Public  Offering"  means  an  underwritten   registered  public
offering of equity securities of the Company, which offering yields minimum gross proceeds of US$20,000,000.

     "1933 Act" means the Securities Act of 1933, as amended and as it may be amended from time to time, including the rules and regulations thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended and as it may be amended from time to time, including the rules and regulations thereunder.

                                   ARTICLE II

                               Registration Rights

     Section II.1. Demand Rights. (a) Upon written demand of holders of a majority of the Securities, the Company shall prepare and file a registration statement under the 1933 Act covering an offering of such number of Securities as shall have been requested by such holder(s) in such demand, and shall use its diligent efforts to cause such registration statement to become effective, all in accordance with the provisions of this Agreement; provided, that if the Company's Board of Directors determines in good faith that it would be seriously detrimental to the Company to file such a registration statement at the time of such demand, the Company shall have the right to defer filing such registration statement for 120 days. The Company shall only be required to cause up to three
(3) registration statements to become effective under this Section 2.01.

     (b)  Whenever  the Company  shall have  received a demand  pursuant to this
Section 2.01 to effect the registration of any Securities, the Company shall promptly give written notice of such proposed registration to all other holders of Securities. Any such holder may, within 30 days after receipt of such notice, request in writing that all of such holder's Securities, or any portion thereof designated by such holder, be included in the offering.

     (c) The Company shall proceed as expeditiously as possible after receipt of a demand pursuant to this Section 2.01 to file a registration statement and use its best efforts to effect, within 120 days after the giving of such written demand (or, in the case of a demand made within 60 days prior to the end of the Company's then fiscal year, within 210 days after the giving of such written demand) the registration of an offering under the 1933 Act. Such offering shall include:

     (i) the Securities specified in the demand given pursuant to Section 2.01(a); and

     (ii) all other Securities that the holders thereof have requested be included in the offering pursuant to Section 2.01(b);all of the extent required to permit the holders of the Securities to dispose of such Securities in compliance with applicable law. Unless otherwise recommended by the managing underwriter to facilitate such offering, the Company shall have the right to include in such offering authorized but unissued shares of its Common Stock and shares of its Common Stock held in its treasury that together constitute no more than 20% of the aggregate number of Securities to be offered. No other outstanding securities of the Company shall be included in such registration statement unless, and then only to the extent that, in the opinion of the representative of the underwriters participating in the sale and distribution of the shares of Common Stock covered by such registration statement, such other outstanding securities may be included in such registration statement and sold without adversely affecting the sale of Securities otherwise included therein. The Purchaser shall select the representative, if any, of the underwriters to be engaged in connection with any such registration, subject to the consent of the Company, which shall not unreasonably be withheld or delayed.

     Section II.2. Piggyback Rights. (a) If at any time the Company shall propose to register any of its shares for sale or disposition, for its own account for cash under the 1933 Act in a Qualified Public Offering (including, for this purpose, a registration effected by the Company for stockholders other than Purchaser) and if all of the Securities have not been registered under
Section 2.01 above, the Company shall:

                  (i) Promptly give to the Purchaser at least thirty (30) days' written notice prior to the filing thereof (which shall include, if then determined, the proposed date on which the registration statement is to be filed, the proposed price and registration price per share, the number of shares proposed to be included in such registration, the identity of any proposed selling stockholders and a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (ii) Include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, a portion of the Securities which are specified in a written request, or requests, made by the Purchaser within ten (10) days after receipt of such written notice from the Company by the Purchaser.


     (b) The rights of the Purchaser to registration pursuant to this section shall be conditioned upon the Purchaser's participation in any underwriting relating to the Company's registered public offering. The Purchaser shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. The Company will use its best efforts to include the Purchaser's Securities in the Qualified Public Offering. Notwithstanding any provision of this section, if the underwriter, in its sole discretion, determines that marketing factors require a limitation of the number of securities to be underwritten, or that the Qualified Public Offering be limited to shares offered by the Company only, the underwriter may exclude some or all of the Purchaser's shares for which the Purchaser seeks registration from inclusion in the registration and underwriting, which reduction shall be pro rata among the Purchaser and any other stockholder whose shares are sought to be included in the public offering.

     Section II.3. Termination of Registration Rights. The Company shall have no obligation under Section 2.01 or 2.02 to register any Securities if the Company shall deliver to the holders requesting such registration an opinion of counsel reasonably satisfactory to such holders and their counsel to the effect that the proposed sale or disposition for which registration was requested does not require registration under the 1933 Act. The Company hereby agrees to indemnify the holders of Securities, and each of them, against, and to hold them harmless from, all damages, losses, liabilities (including liability for rescission), costs and expenses that they may incur under the 1933 Act or otherwise by reason of their proceeding in accordance with such opinion of counsel.

     Section II.4. Actions to be Taken by the Company. If and whenever the Company is obligated by the provisions of this Agreement to effect the registration of any offering of Securities under the 1933 Act, as expeditiously as possible the Company will, or will use its best efforts to, as the case may be:

     (a) Prepare and file with the Commission a registration statement with respect to such Securities and cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the holders of the Securities covered by such registration statement, their counsel and the representative of the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their counsel and the representative of the underwriters, if any, and the Company shall not file any registration statement or prospectus or any amendments or supplements thereto to which the holders of a majority of the Securities covered by such registration statement, their counsel, or the representative of the underwriters, if any, shall reasonably object on a timely basis.

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all Securities covered thereby or the expiration of a period of 270 days after its effective date, and comply with the provisions of the 1933 Act with respect to the disposition of all Securities covered by such registration statement; provided, however, that if maintaining the effectiveness of the registration statement would require the filing of a post-effective amendment including new financial statements (other than financial statements which the Company would be required to include in a current report on Form 10-Q under Section 13 or 15(d) of the 1934 Act) the Company shall be obligated hereunder to use its best efforts to maintain the effectiveness of the registration statement for 90 days. In the event that any Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company, if and when a further amendment or supplement would be required to comply with Section 10 of the 1933 Act, may file a post-effective amendment to the registration statement for the purpose of removing such shares from registered status.

     (c) Furnish to holders for whom Securities are registered or are to be registered so many copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such holders may reasonably request.

     (d) Register or qualify the Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the holders for whom Securities are registered shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such Securities; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

     (e) Notify the holders for whom Securities are registered or are to be registered and their counsel promptly after the Company shall receive notice that any registration statement, supplement or amendment has become effective, any registration statement is required to be amended or supplemented, or any stop order with respect thereto has been issued.

     (f) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the representative of the underwriters or the holders of a majority of the Securities subject to the registration statement) in order to expedite or facilitate the disposition of the Securities and in such connection, (i) make such representations and warranties to the underwriters with respect to the business of the Company and its subsidiaries, the registration statement, the prospectus and the documents, if any, incorporated or deemed to be incorporated by reference in the registration statement, in each case in form, substance and scope as are customarily made by issuers to underwriters in underwritten secondary offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the representative of the underwriters, addressed to each of the underwriters, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, including without limitation, the matters referred to in clause
(i) above; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is or is required to be included in the registration statement) addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the representative of the underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     (g) Make available for inspection by any underwriter and any attorney or accountant retained by such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information reasonably requested by any such underwriter, attorney or accountant in connection with such registration statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless (i) disclosure of such records, information or documents is required by court or administrative order, or (ii) disclosure of such records, information or documents, in the opinion of counsel to such Person, is required by law (including, without limitation, pursuant to the requirements of the 1933 Act) or (iii) such records, information or documents are in the public domain or otherwise publicly available.

     Section II.5. Costs and Expenses. The costs and expenses (other than underwriting discounts or commissions and such fees for counsel, printing, registration and other fees as state securities officials may require that the holders of Securities pay) of all registrations and qualifications under the 1933 Act, and of all other actions that the Company is required to take or effect pursuant to this Agreement, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for the Company and up to $20,000 of fees and disbursements of one special counsel acting for the holders of Securities being included in any registration) except that all such expenses in connection with any amendment or supplement to the registration statement or the prospectus used in connection therewith required to be filed more than 270 days after the date on which such registration statement becomes effective under the 1933 Act because any holder has not effected the disposition of Securities covered by such registration statement shall be borne pro rata by such holder or holders and provided that all such costs and expenses shall be borne pro rata by the Company and all holders if required by any state securities commissioner as a condition to qualification of securities in such jurisdiction.

     Section II.6. Indemnification. In the event of any registration under the 1933 Act of any offering of Securities, the Company hereby agrees to indemnify and hold harmless each holder of Securities and each other Person, if any, who controls such holder (within the meaning of the 1933 Act) and each other Person (including each underwriter, and each other Person, if any, who controls such underwriter) who participates in the offering of such Securities against any losses, claims, damages or liabilities ("Losses"), joint or several, to which such holder or controlling Person or participating Person may become subject under the 1933 Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Securities were registered under the 1933 Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law, and will reimburse such holder and each such controlling Person or participating Person for any legal or other expenses reasonably incurred by such holder or such controlling Person or participating Person in connection with investigating or defending any such Loss; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished by an instrument duly executed by such holder or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof. The Company shall also indemnify underwriters participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the holders of Securities.

     Section II.7. Additional Indemnification. In the event of any registration under the 1933 Act of any offering of Securities, each holder of such Securities hereby severally agrees to indemnify and hold harmless the Company, each other holder and each other Person, if any, who controls the Company within the meaning of the 1933 Act and each other Person (including each underwriter, and each other Person, if any, who controls such underwriter) who participates in the offering of such Securities against any Losses, joint or several, to which the Company, such holder or controlling Person or participating Person may become subject under the 1933 Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which an offering of such Securities was registered under the 1933 Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading or (c) any violation or alleged violation by the Purchaser of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law, and will reimburse the Company, such holder and each such controlling Person or participating Person for any legal or other expenses reasonably incurred by the Company, such holder or such controlling or participating Person in connection with investigating or defending any such Loss or proceeding; provided that such holder will be liable in any such case to the extent, and only to the extent, that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished in an instrument duly executed by such holder specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any registration statement or prospectus.


     Section II.8. Indemnification Procedures. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any Person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume and control the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. Any such fees and expenses borne by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 15 days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided the indemnified party shall reimburse such fees and expenses if it is finally determined that such indemnified party is not entitled to indemnity hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless
(a) the indemnifying party has agreed to pay such fees and expenses, or (b) the indemnifying party shall have failed to assume promptly the defense of such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnified party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent.



     Section II.9. Contribution. If the indemnification provided for in this Agreement is unavailable to an indemnified party under Section 2.06 or 2.07 (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified  party  as a  result  of  such  Losses,  in  such  proportion  as is appropriate  to  reflect  the  relative  fault  of the  indemnifying  party  and indemnified parties in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information suppled by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Section 2.09, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     Section II.10. Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Purchaser of the Securities, and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.


                                   ARTICLE III

                                  Miscellaneous

     Section III.1. APPLICABLE LAW. THIS AGREEMENT AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     Section III.2. WAIVER OF JURY. THE COMPANY AND THE PURCHASER EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT AND ANY RIGHT ARISING HEREUNDER.


     Section III.3. Jurisdiction and Venue; Service of Process. (a) The Company and the Purchaser each hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court in the Borough of Manhattan, The City of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and any right arising hereunder, and to the laying of venue in the Borough of Manhattan, The City of New York. The Company and the Purchaser each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in the aforesaid courts and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (b) The Company agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in Section 3.06 or at such other address of which the Purchaser shall have been notified pursuant thereto. The Company further agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue any other jurisdiction.

     (c) Each of the Purchaser and the Company waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 3.03 any special, exemplary, punitive or consequential damages. The waiver set forth in this Section 3.03(c) shall terminate automatically upon the occurrence of a "Separation Event", as defined in that certain stockholder rights protection plan of Pharmacia & Upjohn, Inc. in effect on the date of this Agreement, as it may from time to time be amended.

                     Section III.4. Amendments and Waivers.

     (a) Any provision of this Agreement may be amended, modified, supplemented or waived, but only by a written amendment or supplement, or written waiver, signed by the Company and the Purchaser.

     (b) Except to the extent expressly set forth therein, any waiver shall be effective only in the specific instance and for the specific purpose for which such waiver is given.

     Section III.5. Cumulative Rights; No Waiver. Each and every right granted to the Purchaser or allowed the Purchaser by law or equity, shall be cumulative and not exclusive and may be exercised from time to time. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by the Purchaser of any right preclude any other or future exercise thereof or the exercise of any other right.

     Section III.6. Notices. (a) Any communication, demand or notice to be given hereunder will be duly given when delivered in writing or by telecopy to a party at its address as indicated below or such other address as such party may specify in a notice to each other party hereto. A communication, demand or notice given pursuant to this Section 3.06 shall be addressed:

     If to the Company, to

                           Miravant Medical Technologies
                           7408 Hollister Avenue
                           Santa Barbara, California 93117

                           Telecopy:  (805) 685-6038

                           Attention:  Gary S. Kledzik

     with a copy (which, in and of itself, shall not constitute notice) to

                           Nida & Maloney PC
                           800 Anacapa Street
                           Santa Barbara, California 93101

                           Telecopy:         (805) 568-1955

                           Attention:  Joseph E. Nida

     and

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California 94304

                           Telecopy:  (650) 493-6811

                           Attention:  John T. Sheridan

     If to the Purchaser, to

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:  (908) 470-8047

                           Attention:  Treasurer

     and

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:  (908) 306-4485

                           Attention:  Senior Vice President
                                       of Business Development

     and

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:  (908) 306-4489

                           Attention:  General Counsel

     with a copy (which, in and of itself, shall not constitute notice) to

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004

                           Telecopy:        (212) 558-3588

                           Attention: Neil T. Anderson,
                                             Matthew G. Hurd
                                             and Martin J. Travers


     (b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.

     Section III.7. Separability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

     Section III.8. Persons Benefitting. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Company, and their respective successors, assigns, beneficiaries, executors and administrators. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Purchaser (and such successors, assigns, beneficiaries, executors and administrators), any right, remedy or claim under or by reason of this Agreement or any part hereof. This Agreement may not be assigned without the written consent of the parties hereto, and any purported assignment made in violation of this provision shall be null and void. The provisions of the previous sentence notwithstanding, the Purchaser may assign its rights and obligations under this letter agreement to any of its wholly owned subsidiaries without the consent of the Company.

     Section III.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     Section III.10. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section III.11. Remedies. In the event of a breach by the Company or by the Purchaser of any of their obligations under this Agreement, the Purchaser or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Purchaser agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date first above written.


                    MIRAVANT MEDICAL TECHNOLOGIES


                    By:________________________________
                    Name:
                    Title:


                    PHARMACIA & UPJOHN, INC.


                    By:________________________________
                    Name:
                    Title: